FINANCIAL STATEMENTS

Western-Southern Life Assurance Company Separate Account 2

YEAR ENDED DECEMBER 31, 2006 WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                     Western-Southern Life Assurance Company
                               Separate Account 2

                              Financial Statements

                          Year Ended December 31, 2006

                                    CONTENTS


Report of Independent Registered Public Accounting Firm ...................................1

Audited Financial Statements

Statements of Assets and Liabilities ......................................................2
Statements of Operations for the Period ended December 31, 2006 ...........................3
Statements of Changes in Net Assets for the Period ended December 31, 2006 ................4
Statements of Changes in Net Assets for the Period ended December 31, 2005 ................5
Notes to Financial Statements .............................................................6


             Report of Independent Registered Public Accounting Firm

The Contractowners of Western-Southern Life Assurance Company Separate Account 2 and the Board of Directors of Western-Southern Life Assurance Company

We have audited the accompanying statements of assets and liabilities of Western-Southern Life Assurance Company Separate Account 2 (the Account), comprised of the sub-accounts listed in Note 2 to the financial statements, as of December 31, 2006, and the related statements of operations and changes in net assets for each of the two years in the period then ended, or for those individual divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures also included confirmation of investments owned as of December 31, 2006, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting the Western-Southern Life Assurance Company Separate Account 2 at December 31, 2006, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                    /s/ Ernst & young LLP

Cincinnati, Ohio
April 20, 2007

           Western-Southern Life Assurance Company Separate Account 2

                      Statements of Assets and Liabilities

                                December 31, 2006


                                                          RECEIVABLE FROM
                                           INVESTMENTS    (PAYABLE TO) THE                                UNITS
             DIVISION                     AT FAIR VALUE   GENERAL ACCOUNT    NET ASSETS   UNIT VALUE   OUTSTANDING
--------------------------------------    -------------   -----------------------------   ------------------------
AFFILIATED:
  Touchstone Balanced                     $      69,701   $             (1)  $   69,700   $    29.22         2,385
  Touchstone Baron Small Cap                        208                 (2)         206        20.58            10
  Touchstone Core Bond                           26,767                 (5)      26,762        17.62         1,519
  Touchstone Emerging Growth                    187,734                (11)     187,723        52.50         3,575
  Touchstone Enhanced Dividend 30                12,821                 --       12,821        11.43         1,122
  Touchstone Growth & Income                     34,044                 (4)      34,040        26.67         1,276
  Touchstone High Yield Bond                     72,871                 (9)      72,862        14.41         5,057
  Touchstone Money Market                        37,228                (22)      37,206        10.98         3,388
  Touchstone Third Avenue Value                  90,155                 (1)      90,154        18.94         4,759
  Touchstone Value Plus                          16,917                 --       16,917        14.35         1,179

NON-AFFILIATED:
  Aim Capital Appreciation                       13,650                 --       13,650         9.92         1,376
  Aim Government Securities                         269                 --          269        13.20            20
  Alger American Growth                          33,068                  5       33,073         9.67         3,419
  Alger American Small
  Capitalization                                 14,343                 --       14,343        11.41         1,257
  PIMCO Long-term U.S. Government Bond           48,550                (18)      48,532        16.35         2,969

NON-AFFILIATED INITIAL CLASS:
  MFS Emerging Growth                            11,570                  2       11,572         9.56         1,211
  MFS Investors Trust                            13,629                 --       13,629        10.69         1,275

NON-AFFILIATED CLASS 1B:
  Putnam International Equity                    50,971                 --       50,971        21.14         2,411

NON-AFFILIATED CLASS A:
  DWS VIT Equity 500 Index                       18,373                 (4)      18,369        10.41         1,765


           Western-Southern Life Assurance Company Separate Account 2

                            Statements of Operations

                          Year Ended December 31, 2006


                                          INVESTMENT
                                            INCOME        EXPENSES
                                          ---------------------------

                                                       Mortality and
                                                       expense risk,
                                                            and
                                          Reinvested   administrative   Net investment
              DIVISION                    dividends        charge       income (loss)
---------------------------------------------------------------------------------------
AFFILIATED:
  Touchstone Balanced                     $    1,234   $          532   $          702
  Touchstone Baron Small Cap                      --               --               --
  Touchstone Core Bond                         1,144              247              897
  Touchstone Emerging Growth                      --            1,502           (1,502)
  Touchstone Enhanced Dividend 30                285               93              192
  Touchstone Growth & Income                     784              273              511
  Touchstone High Yield Bond                   5,824              631            5,193
  Touchstone Money Market                      1,759              290            1,469
  Touchstone Third Avenue Value                  905              669              236
  Touchstone Value Plus                          130              124                6
NON-AFFILIATED:
  Aim Capital Appreciation (May 1)*                8               69              (61)
  Aim Government Securities                       11                5                6
  Alger American Growth                           51              291             (240)
  Alger American Small Capitalization             --              105             (105)
  PIMCO Long-term U.S. Government Bond         2,760              404            2,356
NON-AFFILIATED INITIAL CLASS:
  MFS Emerging Growth                             --               92              (92)
  MFS Investors Trust                             97              151              (54)
NON-AFFILIATED CLASS 1B:
  Putnam International Equity                    307              392              (85)
NON-AFFILIATED CLASS A:
  DWS VIT Equity 500 Index                       189              130               59

                                                             REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                                          ----------------------------------------------------------------------------------------

                                                                                Change in net                       Net increase
                                                                                 unrealized        Net realized    (decrease) in
                                            Realized gain                       appreciation      and unrealized     net assets
                                          (loss) on sale of   Realized gain    (depreciation)     gain (loss) on   resulting from
              DIVISION                       investments      distributions   during the period    investments       operations
----------------------------------------------------------------------------------------------------------------------------------
AFFILIATED:
  Touchstone Balanced                     $           1,143   $       6,284   $          (1,754)  $        5,673   $        6,375
  Touchstone Baron Small Cap                             --               6                  26               32               32
  Touchstone Core Bond                                 (409)             --                 262             (147)             750
  Touchstone Emerging Growth                            948          10,145              16,871           27,964           26,462
  Touchstone Enhanced Dividend 30                       197              --               2,243            2,440            2,632
  Touchstone Growth & Income                          1,282           3,079                (806)           3,555            4,066
  Touchstone High Yield Bond                          2,837              --              (2,680)             157            5,350
  Touchstone Money Market                                --              --                  --               --            1,469
  Touchstone Third Avenue Value                       1,036           4,673               5,824           11,533           11,769
  Touchstone Value Plus                                  64              --               2,603            2,667            2,673
NON-AFFILIATED:
  Aim Capital Appreciation (May 1)*                    (157)             --                   7             (150)            (211)
  Aim Government Securities                             (23)             --                  26                3                9
  Alger American Growth                                 863              --                  30              893              653
  Alger American Small Capitalization                   241              --               1,932            2,173            2,068
  PIMCO Long-term U.S. Government Bond               (1,079)            468              (2,238)          (2,849)            (493)
NON-AFFILIATED INITIAL CLASS:
  MFS Emerging Growth                                   299              --                 517              816              724
  MFS Investors Trust                                 1,515              --                 596            2,111            2,057
NON-AFFILIATED CLASS 1B:
  Putnam International Equity                         6,020              --               5,435           11,455           11,370
NON-AFFILIATED CLASS A:
  DWS VIT Equity 500 Index                               57              --               2,129            2,186            2,245


SEE ACCOMPANYING NOTES

* - 2006 inception date of division

           Western-Southern Life Assurance Company Separate Account 2

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2006


                                                             INCREASE (DECREASE) IN NETS ASSETS FROM OPERATIONS:
                                          ------------------------------------------------------------------------------------------

                                                                      Change in net    Net increase
                                                                        unrealized      (decrease)
                                             Net       Net realized    appreciation    in net assets   Contributions     Contract
                                          investment   gain (loss)    (depreciation)     resulting         from        terminations
                                            income      on sale of        during           from          contract          and
               DIVISION                     (loss)     investments      the period      operations        holders        benefits
------------------------------------------------------------------------------------------------------------------------------------
AFFILIATED:
  Touchstone Balanced                     $      702   $      7,427   $       (1,754)  $       6,375   $       1,000   $     (1,901)
  Touchstone Baron Small Cap                      --              6               26              32              --             --
  Touchstone Core Bond                           897           (409)             262             750              --        (13,225)
  Touchstone Emerging Growth                  (1,502)        11,093           16,871          26,462             734        (23,496)
  Touchstone Enhanced Dividend 30                192            197            2,243           2,632             210           (344)
  Touchstone Growth & Income                     511          4,361             (806)          4,066              --         (3,541)
  Touchstone High Yield Bond                   5,193          2,837           (2,680)          5,350             524        (13,862)
  Touchstone Money Market                      1,469             --               --           1,469              --           (114)
  Touchstone Third Avenue Value                  236          5,709            5,824          11,769              --           (737)
  Touchstone Value Plus                            6             64            2,603           2,673             629         (1,113)
NON-AFFILIATED:
  Aim Capital Appreciation (May 1)*              (61)          (157)               7            (211)            200         (1,437)
  Aim Government Securities Fund                   6            (23)              26               9              --           (313)
  Alger American Growth                         (240)           863               30             653           1,420        (12,614)
  Alger American Small Capitalization           (105)           241            1,932           2,068             210           (467)
  PIMCO Long-term U.S. Government Bond         2,356           (611)          (2,238)           (493)            839        (12,317)
NON-AFFILIATED INITIAL CLASS:
  MFS Emerging Growth                            (92)           299              517             724           1,105           (841)
  MFS Investors Trust                            (54)         1,515              596           2,057              --         (7,451)
NON-AFFILIATED CLASS 1B:
  Putnam International Equity                    (85)         6,020            5,435          11,370           1,573        (10,369)
NON-AFFILIATED CLASS A:
  DWS VIT Equity 500 Index                        59             57            2,129           2,245             626             --

                                              INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT RELATED TRANSACTIONS
                                          -----------------------------------------------------------------------------

                                                                     Net increase
                                             Net                      (decrease)        Net          Net
                                          transfers                  in net assets    increase     Assets,      Net
                                            among       Contract     from contract   (decrease)   beginning   Assets,
                                          investment   Maintenance      related          in          of         end
               DIVISION                    options       Charges     transactions    net assets     year      of year
----------------------------------------------------------------------------------------------------------------------
AFFILIATED:
  Touchstone Balanced                     $     (226)  $      (124)  $      (1,251)  $    5,124   $  64,576   $ 69,700
  Touchstone Baron Small Cap                      (1)           --              (1)          31         175        206
  Touchstone Core Bond                        (1,745)          (41)        (15,011)     (14,261)     41,023     26,762
  Touchstone Emerging Growth                  (9,208)         (245)        (32,215)      (5,753)    193,476    187,723
  Touchstone Enhanced Dividend 30               (650)          (20)           (804)       1,828      10,993     12,821
  Touchstone Growth & Income                  (2,286)          (70)         (5,897)      (1,831)     35,871     34,040
  Touchstone High Yield Bond                  (7,856)         (109)        (21,303)     (15,953)     88,815     72,862
  Touchstone Money Market                        210           (41)             55        1,524      35,682     37,206
  Touchstone Third Avenue Value                 (337)          (75)         (1,149)      10,620      79,534     90,154
  Touchstone Value Plus                       (1,178)          (22)         (1,684)         989      15,928     16,917
NON-AFFILIATED:
  Aim Capital Appreciation (May 1)*           15,132           (34)         13,861       13,650          --     13,650
  Aim Government Securities Fund                (875)           (2)         (1,190)      (1,181)      1,450        269
  Alger American Growth                        5,868           (81)         (5,407)      (4,754)     37,827     33,073
  Alger American Small Capitalization          5,250           (43)          4,950        7,018       7,325     14,343
  PIMCO Long-term U.S. Government Bond        13,234           (77)          1,679        1,186      47,346     48,532
NON-AFFILIATED INITIAL CLASS:
  MFS Emerging Growth                           (112)          (59)             93          817      10,755     11,572
  MFS Investors Trust                         (2,653)          (38)        (10,142)      (8,085)     21,714     13,629
NON-AFFILIATED CLASS 1B:
  Putnam International Equity                   (228)          (79)         (9,103)       2,267      48,704     50,971
NON-AFFILIATED CLASS A:
  DWS VIT Equity 500 Index                     3,230           (22)          3,834        6,079      12,290     18,369


SEE ACCOMPANYING NOTES

* - 2006 inception date of division

           Western-Southern Life Assurance Company Separate Account 2

                    Statements of Changes in Net Assets Year

                             Ended December 31, 2005


                                                             INCREASE (DECREASE) IN NETS ASSETS FROM OPERATIONS:
                                          ------------------------------------------------------------------------------------------

                                                                      Change in net    Net increase
                                                                        unrealized      (decrease)
                                             Net       Net realized    appreciation    in net assets   Contributions     Contract
                                          investment   gain (loss)    (depreciation)     resulting         from        terminations
                                            income      on sale of        during           from          contract          and
               DIVISION                     (loss)     investments      the period      operations        holders        benefits
------------------------------------------------------------------------------------------------------------------------------------
AFFILIATED:
  Touchstone Balanced                     $      109   $      7,689   $       (7,615)  $       3,236   $       1,176   $    (42,009)
  Touchstone Baron Small Cap                     (13)           389             (376)             --              --         (1,540)
  Touchstone Core Bond                          (423)        (2,157)           3,124             544              27        (22,857)
  Touchstone Emerging Growth                  (1,537)         3,068          (30,509)         23,045             734        (38,281)
  Touchstone Enhanced Dividend 30                (92)           (70)            (148)           (310)            210         (1,965)
  Touchstone Growth & Income                    (354)         3,475           (4,752)            247              --        (15,106)
  Touchstone High Yield Bond                    (750)           611            2,459           2,320             530        (17,298)
  Touchstone Money Market                        790             --               --             790              64         (7,521)
  Touchstone Third Avenue Value                 (548)         2,229            7,241          10,979              --         (2,416)
  Touchstone Value Plus                         (117)            (3)             336             216             629             --
NON-AFFILIATED:
  Aim Government Securities Fund                 (32)            36              (32)            (28)             --             --
  Alger American Growth                         (195)            39            3,996           3,840           1,420             --
  Alger American Small Capitalization            (53)           (31)             963             879             380             --
  PIMCO Long-term U.S. Government Bond         2,395            724           (1,461)          1,658           1,000        (13,688)
NON-AFFILIATED INITIAL CLASS:
  MFS Emerging Growth                            (46)           270              640             864           1,270         (1,900)
  MFS Investors Trust                            (39)          (729)           2,296           1,528              --             --
NON-AFFILIATED CLASS 1B:
  Putnam International Equity                    353          3,947            1,212           5,512           1,573         (9,387)
NON-AFFILIATED CLASS A:
  DWS VIT Equity 500 Index                        87             91              277             455             629             --

                                              INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT RELATED TRANSACTIONS
                                          ----------------------------------------------------------------------------

                                                                     Net increase
                                             Net                      (decrease)        Net          Net
                                          transfers                  in net assets    Assets,      increase      Net
                                            among       Contract     from contract   beginning    (decrease)   Assets,
                                          investment   Maintenance      related         of            in         end
               DIVISION                    options       Charges     transactions      year       net assets   of year
-----------------------------------------------------------------------------------------------------------------------
AFFILIATED:
  Touchstone Balanced                     $      (94)  $      (150)  $     (41,077)  $  102,417    $ (37,841)  $ 64,576
  Touchstone Baron Small Cap                      --            (5)         (1,545)       1,720       (1,545)       175
  Touchstone Core Bond                       (13,120)          (55)        (36,005)      76,484      (35,461)    41,023
  Touchstone Emerging Growth                   4,978          (304)        (32,873)     203,304       (9,828)   193,476
  Touchstone Enhanced Dividend 30              5,820           (20)          4,045        7,258        3,735     10,993
  Touchstone Growth & Income                  (6,928)          (93)        (22,127)      57,751      (21,880)    35,871
  Touchstone High Yield Bond                   7,841          (146)         (9,073)      95,568       (6,753)    88,815
  Touchstone Money Market                        326           (46)         (7,177)      42,069       (6,387)    35,682
  Touchstone Third Avenue Value               15,857           (75)         13,366       55,189       24,345     79,534
  Touchstone Value Plus                          740           (31)          1,338       14,374        1,554     15,928
NON-AFFILIATED:
  Aim Government Securities Fund             (10,703)           (4)        (10,707)      12,185      (10,735)     1,450
  Alger American Growth                         (499)          (76)            845       33,142        4,685     37,827
  Alger American Small Capitalization          1,287           (19)          1,648        4,798        2,527      7,325
  PIMCO Long-term U.S. Government Bond        10,814           (69)         (1,943)      47,631         (285)    47,346
NON-AFFILIATED INITIAL CLASS:
  MFS Emerging Growth                           (146)          (59)           (835)      10,726           29     10,755
  MFS Investors Trust                         (7,974)          (45)         (8,019)      28,205       (6,491)    21,714
NON-AFFILIATED CLASS 1B:
  Putnam International Equity                 (2,524)          (99)        (10,437)      53,629       (4,925)    48,704
NON-AFFILIATED CLASS A:
  DWS VIT Equity 500 Index                       439           (19)          1,049       10,786        1,504     12,290


SEE ACCOMPANYING NOTES

           Western-Southern Life Assurance Company Separate Account 2

                          Notes to Financial Statements

                                December 31, 2006

1. ORGANIZATION

Western-Southern Life Assurance Company Separate Account 2 (the "Account") is a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"), established by the Western-Southern Life Assurance Company (the "Company"), a life insurance company which is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Account is a funding vehicle for individual variable annuity contracts and commenced operations on February 23, 1995.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable annuity contracts are distributed across the United States through a network of broker-dealers and wholesalers.

2. SIGNIFICANT ACCOUNTING POLICIES

As of December 31, 2006, the Account has nineteen investment sub-accounts: the AIM Capital Appreciation Fund, AIM Government Securities Fund, Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, DWS VIT Equity 500 Index Fund, MFS Emerging Growth Series - Initial Class, MFS Investors Trust Series - Initial Class, PIMCO Long-Term U.S. Government Bond Portfolio, Putnam International Equity Fund - Class IB, Touchstone Baron Small Cap Fund, Touchstone Emerging Growth Fund, Touchstone Third Avenue Value Fund, Touchstone Enhanced Dividend 30 Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Balanced Fund, Touchstone High Yield Bond Fund, Touchstone Core Bond Fund, and Touchstone Money Market Fund. Each sub-account is an open-ended diversified management investment company. Investments are made in the mutual funds, which value their investment securities at fair value. Each sub-account's value fluctuates on a day to day basis depending on the investment performance of the mutual fund in which it is invested. Sub-account transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of specific identification.

Upon annuitization, the contract assets are transferred to the general account of the Company. Accordingly, contract reserves are recorded by the Company. See the related prospectus for a more detailed understanding of the annuity contracts.

The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           Western-Southern Life Assurance Company Separate Account 2

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Account is not taxed separately because the operations of the Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           Western-Southern Life Assurance Company Separate Account 2

3. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006, were as follows:


                                                       PURCHASES        SALES          COST
                                                     -------------    ----------    -----------
AIM Variable Insurance Funds, Inc.
   Capital Appreciation                              $      15,408    $    1,608    $    13,643
   Government Securities Fund                                   55         1,239            275

The Alger American Fund
   Small Capitalization Portfolio                            5,792           947         10,580
   Growth Portfolio                                          8,167        13,816         26,235

DWS Asset Management VIT Fund
   Equity 500 Index Fund                                    17,736        13,842         14,179

MFS Variable Insurance Trust
   Emerging Growth Series - Initial Class                    1,448         1,448          8,973
   Investors Trust Series - Initial Class                      316        10,512         10,641

PIMCO Variable Insurance Trust
   Long-Term U.S. Government Bond Portfolio                 17,544        13,139         51,776

Putnam Variable Trust - Class IB
   International Equity Fund - Class IB                      6,773        15,961         31,585

Touchstone Variable Series Trust
   Baron Small Cap                                               6            --            131
   Emerging Growth Fund                                     11,272        34,842        169,466
   Third Avenue Value Fund                                   5,818         2,056         61,273
   Enhanced Dividend 30 Fund                                   638         1,252          9,840
   Value Plus Fund                                           1,019         2,697         12,984
   Growth & Income Fund                                      4,221         6,526         29,656
   Balanced Fund                                            10,071         4,335         61,008
   High Yield Bond Fund                                     10,890        26,995         68,039
   Core Bond Fund                                            2,574        16,687         26,838
   Money Market Fund                                         1,791           477         37,227


           Western-Southern Life Assurance Company Separate Account 2

4. EXPENSES AND RELATED PARTY TRANSACTIONS

Certain deductions for administrative and risk charges are deducted pro rata from the accumulation unit values of each sub-account, in order to compensate the Company for administrative expenses and for the assumption of mortality and expense risks. These charges are made daily at an annual effective rate of .80% of the contract value.

The Company also deducts an annual contract maintenance charge of $35 from the contract value on each contract anniversary and upon any full surrender.

           Western-Southern Life Assurance Company Separate Account 2

5. CHANGES IN UNITS OUTSTANDING

The following table shows a summary of units outstanding for variable annuity contracts for the years ended December 31, 2006 and 2005:


                                                            2006                                           2005
                                       ----------------------------------------------  ---------------------------------------------
                                                              Transfers                                      Transfers
                                                               between                                        between
                                         Units     Units         Sub     Net Increase    Units      Units       Sub     Net Increase
              DIVISION                 Purchased  Redeemed    accounts    (Decrease)   Purchased  Redeemed    accounts   (Decrease)
-------------------------------------  ----------------------------------------------  ---------------------------------------------
AIM V.I. Capital Appreciation                 16      (604)       1,954         1,366         --        --          --           --
AIM V.I. Government Securities Fund           --       (25)         (67)          (92)        --        --        (843)        (843)

Alger American Small Capitalization
Portfolio                                     20       (51)         524           493         45        (2)        142          185
Alger American Growth Portfolio              151    (1,432)         621          (660)       170        (9)        (55)         106

DWS VIT Equity 500 Index Fund                 65        (2)         349           412         72        (2)         50          120

MFS VIT Emerging Growth Series -
Initial Class                                120      (103)         (11)            6        161      (246)        (15)        (100)
MFS VIT Investors Trust Series -
Initial Class                                 --      (729)        (273)       (1,002)        --        (5)       (862)        (867)

PIMCO Long-Term Government Bond
Portfolio                                     61      (805)         807            63         64      (879)        689         (126)

Putnam VT International Equity Fund -
Class IB                                      83      (594)           3          (508)       103      (602)       (159)        (658)

Touchstone Baron Small Cap Fund               --        --           --            --         --       (95)         --          (95)
Touchstone Emerging Growth Fund               15      (496)        (191)         (672)        18      (987)        112         (857)
Touchstone Third Avenue Value Fund            --       (48)         (19)          (67)        --      (161)      1,087          926
Touchstone Enhanced Dividend 30 Fund          21       (69)         (38)          (86)        23      (213)        632          442
Touchstone Value Plus Fund                    48       (93)         (95)         (140)        53        (3)         62          112
Touchstone Growth & Income Fund               --      (146)         (94)         (240)        --      (649)       (302)        (951)
Touchstone Balanced Fund                      37       (74)          (9)          (46)        47    (1,691)         (4)      (1,648)
Touchstone High Yield Fund                    38      (995)        (584)       (1,541)        40    (1,313)        597         (676)
Touchstone Core Bond Fund                     --      (784)        (101)         (885)         2    (1,352)       (767)      (2,117)
Touchstone Money Market Fund                  --        (4)          --            (4)         6      (725)         31         (688)


           Western-Southern Life Assurance Company Separate Account 2

6. UNIT VALUES AND FINANCIAL HIGHLIGHTS

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds, are presented for the periods ended December 31, 2006, 2005, 2004, 2003 and 2002.

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.


                                                      AT DECEMBER 31, 2006                 FOR THE PERIOD ENDED DECEMBER 31, 2006
                                          --------------------------------------------   ------------------------------------------

                                          Beginning     Units     Ending    Net Assets    Investment
               DIVISION                   Unit Value   (000s)   Unit Value    (000s)     Income Ratio  Expense Ratio   Total Return
---------------------------------------   --------------------------------------------   ------------------------------------------
AIM Variable Insurance Funds, Inc.
   Capital Appreciation Fund                $10.00        1       $9.92        $14           0.12%          0.80%         -0.80%
   Government Securities Fund               12.85        --       13.20         --           1.28%          0.80%         2.73%
The Alger American Fund
   Small Capitalization Portfolio            9.58         1       11.41         14           0.00%          0.80%         19.07%
   Growth Portfolio                          9.27         3        9.67         33           0.14%          0.80%         4.32%
DWS Asset Management VIT Fund
   Equity 500 Index Fund                     9.08         2       10.41         18           1.23%          0.80%         14.61%
MFS Variable Insurance Trust
   Emerging Growth Series - Initial
   Class                                     8.93         1        9.56         12           0.00%          0.80%         7.04%
   Investors Trust Series - Initial
   Class                                     9.54         1       10.69         14           0.55%          0.80%         12.10%
PIMCO Variable Insurance Trust
   Long--Term U.S. Government Bond
   Portfolio                                16.29         3       16.35         49           5.76%          0.80%         0.35%
Putnam Variable Trust - Class IB
   International Equity Fund                16.68         2       21.14         51           0.62%          0.80%         26.71%
Touchstone Variable Series Trust
   Baron Small Cap Fund                     17.54        --       20.58         --           0.00%          0.80%         17.33%
   Emerging Growth Fund                     45.55         4       52.50        188           0.00%          0.80%         15.26%
   Third Avenue Value Fund                  16.48         5       18.94         90           1.07%          0.80%         14.96%
   Enhanced Dividend 30 Fund                 9.10         1       11.43         13           2.39%          0.80%         25.57%
   Value Plus Fund                          12.08         1       14.35         17           0.79%          0.80%         18.77%
   Growth & Income Fund                     23.65         1       26.67         34           2.24%          0.80%         12.78%
   Balanced Fund                            26.56         2       29.22         70           1.84%          0.80%         10.03%
   High Yield Fund                          13.46         5       14.41         73           7.20%          0.80%         7.04%
   Core Bond Fund                           17.07         2       17.62         27           3.38%          0.80%         3.23%
   Money Market Fund                        10.55         3       10.98         37           4.83%          0.80%         4.08%


           Western-Southern Life Assurance Company Separate Account 2

6. UNIT VALUES AND FINANCIAL HIGHLIGHTS (continued)


                                                      AT DECEMBER 31, 2005                 FOR THE PERIOD ENDED DECEMBER 31, 2005
                                          --------------------------------------------   ------------------------------------------

                                          Beginning     Units     Ending    Net Assets    Investment
               DIVISION                   Unit Value   (000s)   Unit Value    (000s)     Income Ratio  Expense Ratio   Total Return
---------------------------------------   --------------------------------------------   ------------------------------------------
AIM Variable Insurance Funds, Inc.
   Growth Fund                              $6.16         3       $6.56        $18           0.00%          0.80%         6.63%
   Government Securities Fund               12.74        --       12.85         1            0.69%          0.80%         0.86%
The Alger American Fund
   Small Capitalization Portfolio            8.27         1        9.58         7            0.00%          0.80%         15.96%
   Growth Portfolio                          8.34         4        9.27         38           0.00%          0.80%         11.15%
DWS Asset Management VIT Fund
   Equity 500 Index Fund                     8.74         1        9.08         12           1.47%          0.80%         3.85%
MFS Variable Insurance Trust
   Emerging Growth Series -
   Initial Class                             8.24         1        8.93         11           0.00%          0.80%         8.33%
   Investors Trust Series -
   Initial Class                             8.96         2        9.54         22           0.62%          0.80%         6.46%
PIMCO Variable Insurance Trust
   Long-Term U.S. Government Bond
   Portfolio                                15.68         3       16.29         47           5.88%          0.80%         3.90%
Putnam Variable Trust - Class IB
   International Equity Fund                14.99         3       16.68         49           1.49%          0.80%         11.31%
Touchstone Variable Series Trust
   Baron Small Cap Fund                     16.42        --       17.54         --           0.00%          0.80%         6.84%
   Emerging Growth Fund                     39.83         4       45.55        193           0.01%          0.80%         14.38%
   Third Avenue Value Fund                  14.15         5       16.48         80           0.00%          0.80%         16.48%
   Enhanced Dividend 30 Fund                 8.66         1        9.10         11           0.00%          0.80%         5.14%
   Eagle Capital Appreciation Fund           9.46        --        8.60         0            0.00%          0.80%         -9.17%
   Value Plus Fund                          11.92         1       12.08         16           0.00%          0.80%         1.36%
   Growth & Income Fund                     23.40         2       23.65         36           0.00%          0.80%         1.05%
   Balanced Fund                            25.02         2       26.56         65           0.83%          0.80%         6.15%
   High Yield Fund                          13.14         7       13.46         89           0.00%          0.80%         2.45%
   Core Bond Fund                           16.92         2       17.07         41           0.00%          0.80%         0.88%
   Money Market Fund                        10.31         3       10.55         36           3.15%          0.80%         2.32%


           Western-Southern Life Assurance Company Separate Account 2

6. UNIT VALUES AND FINANCIAL HIGHLIGHTS (continued)


                                                    AT DECEMBER 31, 2004                   FOR THE PERIOD ENDED DECEMBER 31, 2004
                                          --------------------------------------------   ------------------------------------------

                                          Beginning     Units     Ending    Net Assets    Investment
               DIVISION                   Unit Value   (000s)   Unit Value    (000s)     Income Ratio  Expense Ratio   Total Return
---------------------------------------   --------------------------------------------   ------------------------------------------
AIM Variable Insurance Funds, Inc.
   Growth Fund                              $5.73         4       $6.16        $24           0.00%          0.80%          7.37%
   Government Securities Fund               12.53         1       12.74         12           3.89%          0.80%          1.75%
The Alger American Fund
   Small Capitalization Portfolio            7.15         1        8.27         5            0.00%          0.80%         15.65%
   Growth Portfolio                          7.97         4        8.34         33           0.00%          0.80%          4.66%
DWS Asset Management VIT Fund
   Equity 500 Index Fund                     7.97         1        8.74         11           1.05%          0.80%          9.71%
MFS Variable Insurance Trust
   Emerging Growth Series -
   Initial Class                             7.36         1        8.24         11           0.00%          0.80%         12.06%
   Investors Trust Series -
   Initial Class                             8.11         3        8.96         28           0.60%                        10.47%
PIMCO Variable Insurance Trust
   Long-Term U.S. Government Bond
   Portfolio                                14.69         3       15.68         48           3.70%          0.80%          6.70%
Putnam Variable Trust - Class IB
   International Equity Fund                  13          4       14.99         54           1.64%          0.80%         15.27%
Touchstone Variable Series Trust
   Baron Small Cap Fund                     12.95        --       16.42         2            0.00%          0.80%         26.81%
   Emerging Growth Fund                     35.82         5       39.83        203           1.81%          0.80%         11.17%
   Third Avenue Value Fund                  11.32         4       14.15         55           0.23%          0.80%         24.93%
   Eagle Capital Appreciation Fund           7.59        --        9.46         --           0.08%          0.80%         24.63%
   Enhanced Dividend 30 Fund                 9.07         1        8.66         7            1.79%          0.80%         -4.54%
   Value Plus Fund                          10.87         1       11.92         14           0.48%          0.80%          9.66%
   Growth & Income Fund                     21.43         2        23.4         58           1.18%          0.80%          9.22%
   Balanced Fund                            23.09         4       25.02        102           0.67%          0.80%          8.37%
   High Yield Fund                          12.09         7       13.14         96           6.96%          0.80%          8.68%
   Core Bond Fund                           16.51         5       16.92         76           3.42%          0.80%          2.49%
   Money Market Fund                        10.26         4       10.31         42           1.15%          0.80%          0.53%


           Western-Southern Life Assurance Company Separate Account 2

6. UNIT VALUES AND FINANCIAL HIGHLIGHTS (continued)


                                                    AT DECEMBER 31, 2003                   FOR THE PERIOD ENDED DECEMBER 31, 2003
                                          --------------------------------------------   ------------------------------------------

                                          Beginning     Units     Ending    Net Assets    Investment
               DIVISION                   Unit Value   (000s)   Unit Value    (000s)     Income Ratio  Expense Ratio   Total Return
---------------------------------------   --------------------------------------------   ------------------------------------------
AIM Variable Insurance Funds, Inc.
   Growth Fund                              $4.40         7       $5.73        $39           0.00%          0.80%         30.20%
   Government Securities Fund               12.49         1       12.53         11           0.98%          0.80%         0.27%
The Alger American Fund
   Small Capitalization Portfolio            5.06         1        7.15         4            0.00%          0.80%         41.21%
   Growth Portfolio                          5.95         5        7.97         38           0.00%          0.80%         34.09%
DWS Asset Management VIT Fund
   Equity 500 Index Fund                     6.27         1        7.97         9            1.13%          0.80%         27.14%
MFS Variable Insurance Trust
   Emerging Growth Series -
   Initial Class                             5.69         6        7.36         44           0.00%          0.80%         29.19%
   Investors Trust Series -
   Initial Class                             6.69         3        8.11         25           0.68%                        21.18%
PIMCO Variable Insurance Trust
   Long-Term U.S. Government Bond
   Portfolio                                14.26         5       14.69         67           4.17%          0.80%         3.07%
Putnam Variable Trust - Class IB
   International Equity Fund                10.00         6       13.00         73           0.00%          0.80%         30.02%
Touchstone Variable Series Trust
   Baron Small Cap Fund                     10.00         --      12.95         1            0.00%          0.80%         29.48%
   Emerging Growth Fund                     24.52         6       35.82        207           0.00%          0.80%         46.09%
   Third Avenue Value Fund                   7.99         5       11.32         52           0.09%          0.80%         41.80%
   Eagle Capital Appreciation Fund           5.81         --       7.59         2            0.25%          0.80%         30.66%
   Enhanced Dividend 30 Fund                 6.93         1        9.07         9            1.10%          0.80%         30.81%
   Value Plus Fund                           8.44         3       10.87         30           0.96%          0.80%         28.69%
   Growth & Income Fund                     16.26         5       21.43        113           3.54%          0.80%         31.78%
   Balanced Fund                            19.14         6       23.09        149           0.66%          0.80%         20.61%
   High Yield Fund                           9.83         8       12.09        101           9.37%          0.80%         23.00%
   Core Bond Fund                           16.08         6       16.51        101           3.65%          0.80%         2.67%
   Money Market Fund                        10.23         6       10.26         59           1.28%          0.80%         0.21%
   International Equity Fund                 9.76         --       0.00         --           1.88%          0.80%         0.00%
   Growth/Value Fund                         5.44         --       0.00         --           0.00%          0.80%         0.00%
   Standby Income Fund                      13.83         --       0.00         --           1.57%          0.80%         0.00%


           Western-Southern Life Assurance Company Separate Account 2

6. UNIT VALUES AND FINANCIAL HIGHLIGHTS (continued)


                                                    AT DECEMBER 31, 2002                   FOR THE PERIOD ENDED DECEMBER 31, 2002
                                          --------------------------------------------   ------------------------------------------

                                          Beginning     Units     Ending    Net Assets    Investment
               DIVISION                   Unit Value   (000s)   Unit Value    (000s)     Income Ratio  Expense Ratio   Total Return
---------------------------------------   --------------------------------------------   ------------------------------------------
AIM Variable Insurance Funds, Inc.
   Growth Fund                              $6.43         6       $4.40        $28           0.00%          0.80%         -31.52%
   Government Securities Fund               11.49         4       12.49         44           2.29%          0.80%          8.72%
The Alger American Fund
   Small Capitalization Portfolio            6.91         1        5.06         4            0.00%          0.80%         -26.81%
   Growth Portfolio                          8.94         4        5.95         26           0.08%          0.80%         -33.52%
DWS Asset Management VIT Fund
   Equity 500 Index Fund                     8.13         1        6.27         6            0.63%          0.80%         -22.93%
MFS Variable Insurance Trust
   Emerging Growth Series -
   Initial Class                             8.66         7        5.69         39           0.00%          0.80%         -34.29%
   Investors Trust Series -
   Initial Class                             8.53         3        6.69         22           0.61%                        -21.59%
PIMCO Variable Insurance Trust
   Long-Term U.S. Government Bond
   Portfolio                                12.22         6       14.26         92           8.04%          0.80%         16.65%
Touchstone Variable Series Trust
   International Equity Fund                12.87         8        9.76         79           0.69%          0.80%         -24.19%
   Emerging Growth Fund                     31.82         7       24.52        163           2.09%          0.80%         -22.93%
   Small Cap Value Fund                     10.39         2        7.99         18           0.00%          0.80%         -23.16%
   Growth/Value Fund                         8.60         3        5.44         16           0.00%          0.80%         -36.81%
   Large Cap Growth Fund                     8.94        --        5.81         --           0.00%          0.80%         -35.00%
   Enhanced 30 Fund                          9.04         1        6.93         7            1.45%          0.80%         -23.28%
   Value Plus Fund                          11.60         3        8.44         22           0.92%          0.80%         -27.24%
   Growth & Income                          19.26         6       16.26        105           3.69%          0.80%         -15.58%
   Balanced Fund                            21.22         6       19.14        117           2.00%          0.80%         -9.81%
   High Yield Bond Fund                      9.63         8        9.83         75           6.06%          0.80%          2.01%
   Bond Fund                                15.02         7       16.08        107           8.88%          0.80%          7.08%
   Standby Income Fund                      13.52         8       13.83        112           3.36%          0.80%          2.27%
   Money Market Fund                        10.16        --       10.23         --          220.89%         0.80%          0.78%


STATUTORY - BASIS FINANCIAL STATEMENTS

Western-Southern Life Assurance Company Years
Ended December 31, 2006 and 2005

                     Western-Southern Life Assurance Company

                      Statutory-Basis Financial Statements

                     Years Ended December 31, 2006 and 2005

                                    CONTENTS

Report of Independent Registered Public Accounting Firm .......................1

Financial Statements

Balance Sheets (Statutory-Basis) ..............................................2
Statements of Operations (Statutory-Basis) ....................................3
Statements of Changes in Capital and Surplus (Statutory-Basis) ................4
Statements of Cash Flow (Statutory-Basis) .....................................5
Notes to Financial Statements (Statutory-Basis) ...............................6

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Western-Southern Life Assurance Company

We have audited the accompanying statutory-basis balance sheets of Western-Southern Life Assurance Company (the Company) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western-Southern Life Assurance Company at December 31, 2006 and 2005, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western-Southern Life Assurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flow for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department

As discussed in Note 1 to the financial statements, in connection with implementing new accounting standards, the Company changed its methods of accounting for investments in federal and certain state sponsored Low Income Housing Tax Credit properties in 2006 and for certain non-insurance subsidiaries, controlled, and affiliated entities in 2005.


                                                /s/ Ernest & young LLP

Cincinnati, Ohio
April 9, 2007

                     Western-Southern Life Assurance Company

                        Balance Sheets (Statutory-Basis)


                                                                                                  DECEMBER 31
                                                                                             2006              2005
                                                                                        --------------------------------
                                                                                                 (IN THOUSANDS)
ADMITTED ASSETS
Cash and invested assets:
   Debt securities                                                                      $    7,378,718    $    7,632,854
   Preferred and common stocks                                                                 432,691           207,140
   Investment in common stock of subsidiary                                                     11,992            19,107
   Mortgage loans                                                                              359,563           398,985
   Policy loans                                                                                 48,392            48,512
   Cash, cash equivalents and short-term investments                                           147,985           151,562
   Receivable from securities                                                                    4,696             6,106
   Other invested assets                                                                        79,810            66,898
                                                                                        --------------------------------
   Total cash and invested assets                                                            8,463,847         8,531,164

Investment income due and accrued                                                               86,459            90,177
Premiums deferred and uncollected                                                               16,886            16,379
Net deferred income tax asset                                                                   35,033            30,928
Receivables from parent, subsidiaries and affiliates                                               460           353,778
Other admitted assets                                                                            8,430             7,822
Separate account assets                                                                        121,321           130,151
                                                                                        --------------------------------
Total admitted assets                                                                   $    8,732,436    $    9,160,399
                                                                                        ================================

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Policy and contract liabilities:
        Life and annuity reserves                                                       $    7,318,150    $    7,782,259
        Liability for deposit-type contracts                                                   288,985            57,031
        Policy and contract claims                                                               4,292             4,307
        Premiums received in advance                                                               361               342
                                                                                        --------------------------------
   Total policy and contract liabilities                                                     7,611,788         7,843,939

   General expense due and accrued                                                              10,844            13,063
   Current federal income taxes payable                                                            357             5,743
   Transfer to separate accounts due and accrued (net)                                          (3,379)           (2,460)
   Asset valuation reserve                                                                      81,529            70,694
   Interest maintenance reserve                                                                     --            13,898
   Other liabilities                                                                           246,227           378,281
   Borrowed money and interest                                                                  32,330            23,314
   Liability for temporary investments held for affiliates                                          --           105,674
   Separate account liabilities                                                                121,321           130,151
                                                                                        --------------------------------
   Total liabilities                                                                         8,101,017         8,582,297

Capital and surplus:
   Common stock, $1 par value, authorized 10,000 shares,
     issued and outstanding 2,500 shares                                                         2,500             2,500
   Paid-in surplus                                                                             379,941           379,941
   Accumulated surplus                                                                         248,978           195,661
                                                                                        --------------------------------
   Total capital and surplus                                                                   631,419           578,102
                                                                                        --------------------------------
Total liabilities and capital and surplus                                               $    8,732,436    $    9,160,399
                                                                                        ================================


SEE ACCOMPANYING NOTES.

                     Western-Southern Life Assurance Company

                   Statements of Operations (Statutory-Basis)


                                                                                             YEAR ENDED DECEMBER 31
                                                                                             2006              2005
                                                                                        --------------------------------
                                                                                                 (IN THOUSANDS)
Premiums and other revenues:
   Premiums and annuity considerations                                                  $      830,248    $      861,874
   Commissions and expense allowances on reinsurance ceded                                      22,733            24,785
   Net investment income                                                                       496,187           492,004
   Considerations for supplementary contracts with life contingencies                            3,973             2,784
   Amortization of the interest maintenance reserve                                              1,862             4,913
   Reserve adjustments on reinsurance ceded                                                    (55,573)          (52,973)
   Fees from management of separate account mutual funds                                         1,693             1,998
   Other revenues                                                                                   --            (1,836)
                                                                                        --------------------------------
Total premiums and other revenues                                                            1,301,123         1,333,549

Benefits paid or provided:
   Death benefits                                                                               11,436             7,311
   Annuity benefits                                                                            232,176           203,831
   Disability and accident and health benefits                                                      96               150
   Surrender benefits                                                                        1,292,291           840,368
   Payments on supplementary contracts                                                             267               390
   Other benefits                                                                                6,057               (42)
   Increase (decrease) in policy reserves and other policyholders' funds                      (464,109)           58,580
                                                                                        --------------------------------
Total benefits paid or provided                                                              1,078,214         1,110,588

Insurance expenses and other deductions:
   Commissions                                                                                  51,951            53,420
   General expenses                                                                             68,826            70,446
   Net transfers to (from) separate accounts                                                   (21,704)          (27,266)
   Other deductions                                                                             17,920            (1,118)
                                                                                        --------------------------------
Total insurance expenses and other deductions                                                  116,993            95,482
                                                                                        --------------------------------

Gain (loss) from operations before federal income tax expense
   and net realized capital gains (losses)                                                     105,916           127,479
Federal income tax expense (benefit), excluding tax
   on capital gains                                                                             28,259            35,094
                                                                                        --------------------------------
Gain (loss) from operations before net realized capital
   gains (losses)                                                                               77,657            92,385
Net realized capital gains or (losses) (excluding gains (losses) transferred to
   IMR and capital gains tax)                                                                   13,504             4,016
                                                                                        --------------------------------
Net income (loss)                                                                       $       91,161    $       96,401
                                                                                        ================================


SEE ACCOMPANYING NOTES.

                     Western-Southern Life Assurance Company

         Statements of Changes in Capital and Surplus (Statutory-Basis)

                     Years Ended December 31, 2006 and 2005


                                                            COMMON        PAID-IN     ACCUMULATED   TOTAL CAPITAL
                                                             STOCK        SURPLUS       SURPLUS      AND SURPLUS
                                                          -------------------------------------------------------
                                                                              (IN THOUSANDS)
Balance, January 1, 2005                                  $     2,500   $   379,941   $   110,463     $   492,904
Net income                                                         --            --        96,401          96,401
Change in net deferred income tax asset                            --            --        (5,745)         (5,745)
Net change in net unrealized gains
   on investments (net of deferred taxes of $640)                  --            --        (1,033)         (1,033)
Net change in nonadmitted
   assets                                                          --            --         3,046           3,046
Change in asset valuation reserve                                  --            --       (17,391)        (17,391)
Cumulative effect of change in accounting
   principle                                                       --            --         9,920           9,920
                                                          -------------------------------------------------------
Balance, December 31, 2005                                      2,500       379,941       195,661         578,102


Net income                                                         --            --        91,161          91,161
Change in net deferred income tax asset                            --            --           185             185
Net change in unrealized gains on investments
   (net of deferred taxes of $3,920)                               --            --        (6,219)         (6,219)
Net change in nonadmitted
   assets and related items                                        --            --       (20,840)        (20,840)
Change in asset valuation reserve                                  --            --       (10,677)        (10,677)
Cumulative effect of change
   in accounting principle                                         --            --          (293)           (293)
                                                          -------------------------------------------------------
Balance, December 31, 2006                                $     2,500   $   379,941   $   248,978     $   631,419
                                                          =======================================================


SEE ACCOMPANYING NOTES.

                     Western-Southern Life Assurance Company

                    Statements of Cash Flow (Statutory-Basis)


                                                                                             YEAR ENDED DECEMBER 31
                                                                                             2006              2005
                                                                                        --------------------------------
                                                                                                 (IN THOUSANDS)
CASH FROM OPERATIONS:
   Premiums collected net of reinsurance                                                $      855,906    $      888,510
   Net investment income received                                                              510,595           504,165
   Benefits paid                                                                            (1,536,230)       (1,048,742)
   Net transfers from (to) separate accounts                                                    23,891            27,180
   Commissions and expense paid                                                               (137,084)         (118,510)
   Federal income taxes recovered (paid)                                                       (29,829)          (40,590)
   Other, net                                                                                  (55,421)          (52,811)
                                                                                        --------------------------------
   Net cash from (for) operations                                                             (368,172)          159,202

CASH FROM INVESTMENTS:
   Proceeds from investments sold, matured or repaid:
     Debt securities                                                                         3,606,222         3,543,208
     Stocks                                                                                    612,446         1,671,500
     Mortgage loans                                                                             47,890            59,414
     Other invested assets                                                                       2,931            15,544
     Net gains (losses) on cash, cash equivalents and short-term investments                        13                --
     Miscellaneous proceeds                                                                         41                --
                                                                                        --------------------------------
   Net proceeds from investments sold, matured or repaid                                     4,269,543         5,289,666

   Cost of investments acquired:
     Debt securities                                                                        (3,522,413)       (3,560,231)
     Stocks                                                                                   (703,490)       (1,645,759)
     Mortgage loans                                                                             (9,018)          (29,431)
     Other invested assets                                                                      (5,632)           (9,490)
     Miscellaneous applications                                                                   (577)         (171,267)
                                                                                        --------------------------------
   Total cost of investments acquired                                                       (4,241,130)       (5,416,178)

   Net change in policy and other loans                                                            120               928
                                                                                        --------------------------------
   Net cash from (for) investments                                                              28,533          (125,584)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
   Borrowed money                                                                                9,016            23,314
   Net deposits on deposit-type contract funds and other insurance liabilities                 224,997                (7)
   Other cash provided (applied)                                                               102,049           (28,472)
                                                                                        --------------------------------
   Net cash from (for) financing and miscellaneous sources                                     336,062            (5,165)
                                                                                        --------------------------------

   Net change in cash, cash equivalents and short-term investments                              (3,577)           28,453
   Cash, cash equivalents and short-term investments:
     Beginning of year                                                                         151,562           123,109
                                                                                        --------------------------------
     End of year                                                                        $      147,985    $      151,562
                                                                                        ================================


SEE ACCOMPANYING NOTES.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

                                December 31, 2006

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Western-Southern Life Assurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.

The Company offers individual annuities and interest-sensitive life insurance products through Western and Southern agents and various financial institutions. The Company is licensed in 45 states, the District of Columbia and Guam. Approximately 62% of the gross premiums and annuity considerations for the Company were derived from Ohio, Indiana, North Carolina, Illinois and Pennsylvania.

In June 2004, Western and Southern announced that its parent, Western & Southern Mutual Holding Company (Mutual Holding), agreed to form a strategic alliance with Lafayette Life Mutual Insurance Holding Company, Inc. (Lafayette). The boards of directors of Mutual Holding and Lafayette approved an agreement for a mutual merger between the two enterprises. As a result of the merger, the subsidiaries of Lafayette, including The Lafayette Life Insurance Company (Lafayette Life) became members of Mutual Holding, effective June 15, 2005. This transaction will not affect premiums or change policy benefits, guaranteed values or other policy obligations for the Company's policyholders.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department). These practices differ in some respects from accounting principles generally accepted in the United States (GAAP). The more significant differences are:

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' (NAIC) rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

The Company monitors investments to determine if there has been an other-than-temporary decline in fair market value. Factors management considers for each identified security include the following:

      - the length of time and the extent to which the fair value is below the book/adjusted carry value;

      - the financial condition and near term prospects of the issuer, including specific events that may affect its operations;

      - the Company's intent and ability to hold the security long enough for it to recover its value to book/adjusted carry value.

If the decline is judged to be other-than-temporary, an impairment charge is recorded as a net realized capital loss in the period the determination is made.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in 5-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

SUBSIDIARIES

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

POLICY ACQUISITION COSTS

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

NONADMITTED ASSETS

Certain assets designated as "nonadmitted," (principally a portion of deferred tax assets and investments in un-audited subsidiaries controlled and affiliated entities) and other assets not specifically identified as an admitted asset within the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

PREMIUMS AND BENEFITS

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BENEFIT RESERVES

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

REINSURANCE

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

DEFERRED INCOME TAXES

Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.

POLICYHOLDER DIVIDENDS

Policyholder dividends are recognized when declared rather than over the term of the related policies.

STATEMENTS OF CASH FLOW

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A reconciliation of capital and surplus and net income of the Company as determined in accordance with statutory accounting practices to amounts determined in accordance with GAAP as of December 31 and for the years then ended is as follows:


                                                                 2006              2005
                                                            --------------------------------
                                                                     (IN THOUSANDS)
Capital and surplus as reported in the accompanying
   statutory-basis financial statements                     $      631,420    $      578,102
Deferred policy acquisition costs                                  360,996           351,103
Policy reserves                                                   (143,772)         (148,340)
Asset valuation and interest maintenance reserves                   81,529            84,592
Income taxes                                                       (64,713)          (74,608)
Net unrealized loss on available-for-sale securities                33,304            76,133
Reinsurance payable to parent                                      (96,612)         (106,392)
Other, net                                                           9,083               489
                                                            --------------------------------
Stockholder's equity, GAAP basis                            $      811,235    $      761,079
                                                            ================================



                                                                 2006              2005
                                                            --------------------------------
                                                                     (IN THOUSANDS)
Net income as reported in the accompanying statutory-
   basis financial statements                               $       91,161    $       96,401
Deferred policy acquisition costs                                  (24,019)          (22,942)
Policy reserves                                                     36,075            11,845
Income taxes                                                        (8,458)              446
Interest maintenance reserve                                       (18,464)           (7,966)
Other, net                                                             (55)           (9,634)
                                                            --------------------------------
Net income, GAAP basis                                      $       76,240    $       68,150
                                                            ================================


Other significant statutory accounting practices are as follows:

INVESTMENTS

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Non-affiliated common stocks are reported at fair value as determined by the Securities Valuation Office (SVO) of the NAIC and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value. Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on non-affiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company's non-insurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in capital and surplus.

Joint ventures, partnerships, and limited liability companies are carried at the Company's interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized capital gains and losses are determined using the specific identification method.

Changes in admitted asset carrying amounts of debt securities, non-redeemable preferred stocks, non-affiliated common stocks and mortgage loans are credited or charged directly to capital and surplus.

PREMIUMS

Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

POLICY RESERVES

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insured and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposits. Amounts received as payments and amounts withdrawn on deposit type-contracts are recorded directly to the liability for deposit-type contracts.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policy reserves for life insurance and supplemental benefits are computed principally on the net level premium method, with new policy issues beginning in 1989 computed on the Commissioner's Reserve Valuation Method. The following mortality tables and interest rates are used:

                                                      PERCENTAGE OF RESERVES
                                                        2006          2005
                                                      ----------------------
Life Insurance:
   1958 and 1980 Commissioners Standard Ordinary,
   3 1/2% - 5 1/2%                                      14.1%         13.1%
Annuities:
   Various, 2 1/2 -8 1/4%                               85.6          86.7
Supplemental benefits:
   Various, 2 1/2% -8 1/4%                               0.3           0.2
                                                      ----------------------
                                                       100.0%        100.0%
                                                      ======================

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1st for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2006 and 2005, reserves of $4.6 million and $7.1 million, respectively, were recorded on inforce amounts of $892.1 million and $1,636.8 million, respectively for which gross premiums are less than the net premiums according to the standard of valuation required by the State of Ohio Insurance Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company's policy reserves and have an adverse effect on the Company's results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company's policy reserves.

The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death.

POLICY AND CONTRACT CLAIMS

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2006 and 2005. The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis. These estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

BORROWED MONEY

The Company has entered into several dollar-roll reverse repurchase agreements. For repurchase agreements, the Company is required to maintain a minimum of 102% of the fair value of securities sold under the agreements as collateral. The transactions were reflected as financing transactions requiring the asset sold and the liability for the repurchase to remain on the Company's financial statements. There were $32.3 million and $23.3 million of mortgage-backed securities that were subject to the agreements at December 31, 2006 and 2005, respectively.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITIES LENDING

The Company has loaned $307.3 million and $420.9 million of various U.S. Treasury and corporate debt securities and common stocks as part of a securities lending program administered by the Bank of New York as of December 31, 2006 and 2005, respectively. The Company requires collateral in the amount of 102% of fair value of the applicable securities loaned. The Company monitors the fair value of the underlying securities as compared with the related receivable or payable, including accrued interest, and requests additional collateral as necessary. The Company maintains effective control over all loaned securities, and, therefore, continues to report such securities as invested assets in the balance sheets. Unrestricted collateral is reflected in the asset section of the balance sheet with an offsetting liability recognized in other liabilities for the obligation to return the unrestricted collateral. Restricted collateral is not reflected on the balance sheets as an asset or a liability. The Company had $212.1 million and $353.8 million of unrestricted collateral and $103.0 million and $78.0 million of restricted collateral held in the Bank of New York Cash Reserves as of December 31, 2006 and 2005, respectively.

SEPARATE ACCOUNTS

The separate accounts held by the Company relate to variable annuity contracts and market value adjusted annuity contracts. The variable annuity contracts held by the Company are non-guaranteed return contracts. The Company collects certain fees for the administration of, and other benefits under, the contracts. The other activity within these accounts, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company.

The market value adjusted annuity contracts are guaranteed return contracts which are sold as a fixed annuity product with guaranteed rates.

FEDERAL INCOME TAXES

Western and Southern files a consolidated income tax return with its eligible subsidiaries, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax sharing agreement. The benefits from losses of subsidiaries, which are utilized in the consolidated return, will be retained by the subsidiaries under the tax sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax sharing agreement.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

1. NATURE AND OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

As of January 1, 2006, the Company adopted Statement of Statutory Accounting Principles No. 93, ACCOUNTING FOR LOW INCOME HOUSING TAX CREDIT PROPERTY INVESTMENTS (SSAP 93). SSAP 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP 93 requires investment in low income housing tax credits property investments to be carried at the lower of amortized cost or fair value, which is a change to the current requirement of the use of equity accounting. Upon adoption of SSAP 93, the Company recorded a decrease to surplus of $0.3 million.

As of January 1, 2005, the Company adopted Statement of Statutory Accounting Principles No. 88, INVESTMENTS IN SUBSIDIARY, CONTROLLED, AND AFFILIATED ENTITIES, A REPLACEMENT OF SSAP NO. 46 (SSAP 88). SSAP 88 replaces SSAP No. 46, INVESTMENTS IN SUBSIDIARY, CONTROLLED, AND AFFILIATED ENTITIES, and establishes guidance on how to value non-insurance subsidiaries controlled and affiliated entities (SCA's). This statement requires SCA's involved in specified activities where 20% or more of the SCA's revenue is generated from the reporting entity and its affiliates to be recorded based on the GAAP equity reported in the SCA's audited GAAP financial statements adjusted for specified GAAP to SAP differences. Investments in SCA's that do not meet the specified criteria are recorded based on the audited GAAP equity of the SCA. Upon adoption of SSAP 88, the Company recorded an increase to accumulated surplus of $9.9 million.

RECLASSIFICATIONS

Certain 2005 amounts in the Company's statutory-basis financial statements have been reclassified to conform to the 2006 financial statement presentation.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

2. INVESTMENTS

Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. The fair values for equity securities that are not actively traded are estimated based on fair values of issues of comparable yield and quality.

The book/adjusted carrying value and fair value of the Company's investments in debt securities are summarized as follows:


                                                      GROSS        GROSS
                                   BOOK/ ADJUSTED   UNREALIZED   UNREALIZED
                                   CARRYING VALUE     GAINS        LOSSES      FAIR VALUE
                                   ------------------------------------------------------
                                                       (IN THOUSANDS)
At December 31, 2006:
   U.S. Treasury securities and
     obligations of U.S.
     government corporation
     and agencies                  $      112,126   $    1,091   $     (634)   $  112,583
   Debt securities issued by
     states of the U.S. and
     political subdivisions of
     the states                            70,590           86         (616)       70,060
   Corporate securities/asset-
     backed securities                  4,844,130       81,225      (44,537)    4,880,818
   Mortgage-backed securities           2,351,872       11,492      (25,248)    2,338,116
                                   ------------------------------------------------------
Total                              $    7,378,718   $   93,894   $  (71,035)   $7,401,577
                                   ======================================================

At December 31, 2005:
   U.S. Treasury securities and
     obligations of U.S.
     government corporation
     and agencies                  $      156,465   $    2,214   $     (175)   $  158,504
   Debt securities issued by
     states of the U.S. and
     political subdivisions of
     the states                            53,330          364         (456)       53,238
   Corporate securities/asset-
     backed securities                  4,915,935      129,157      (45,520)    4,999,572
   Mortgage-backed securities           2,507,124       17,288      (28,023)    2,496,389
                                   ------------------------------------------------------
Total                              $    7,632,854   $  149,023   $  (74,174)   $7,707,703
                                   ======================================================


                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

2. INVESTMENTS (CONTINUED)

During 2006, the NAIC held discussions regarding the appropriate classification of certain securities on an insurer's balance sheet. These discussions were primarily focused on determining the appropriate charge for these securities in the Risk-Based Capital and Asset Valuation Reserve calculations. As a result of these discussions, the NAIC required that various securities be reclassified from debt securities to preferred stocks in the balance sheet. During 2006, the Company reclassified 6 securities held at December 31, 2005 with a book value of $62.0 million and a fair value of $62.8 million. The December 31, 2005 balances in these financial statements have not been adjusted to reflect the security reclassifications.

At December 31, 2006 and 2005, the Company held unrated or less-than-investment grade corporate debt securities with a book value of $614.7 million and $577.5 million, respectively, and an aggregate fair value of $626.6 million and $594.9 million, respectively. Such holdings amounted to 8.3% and 7.6%, respectively, of the Company's investments in debt securities and 7.0% and 6.5%, respectively, of the Company's total admitted assets as of December 31, 2006 and 2005. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.


                                              UNREALIZED LOSSES LESS
                                                THAN OR EQUAL TO 12        UNREALIZED LOSSES GREATER
                                                      MONTHS                    THAN 12 MONTHS
                                             -------------------------------------------------------
                                             UNREALIZED                    UNREALIZED
                                               LOSSES       FAIR VALUE       LOSSES       FAIR VALUE
                                             -------------------------------------------------------
At December 31, 2006:                                             (IN THOUSANDS)
   U.S. Treasury securities and
     obligations of U.S. government
     corporations and agencies               $     (599)    $   72,840     $      (35)    $    1,159
   Debt securities issued by states of the
     U.S. and political subdivisions of
     the states                                     (28)         4,972           (588)        17,332
   Corporate securities/asset-backed
     securities                                 (18,589)     1,405,935        (25,948)       917,290
   Mortgage-backed securities                    (7,629)       876,635        (17,619)       799,397
                                             -------------------------------------------------------
Total                                        $  (26,845)    $2,360,382     $  (44,190)    $1,735,178
                                             =======================================================

Preferred stocks                             $   (3,704)    $  179,170     $     (833)    $   26,950
                                             =======================================================
Common stocks, unaffiliated                  $   (1,311)    $    4,455     $       --     $       --
                                             =======================================================


                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

2. INVESTMENTS (CONTINUED)


                                              UNREALIZED LOSSES LESS
                                                THAN OR EQUAL TO 12        UNREALIZED LOSSES GREATER
                                                      MONTHS                    THAN 12 MONTHS
                                             -------------------------------------------------------
                                             UNREALIZED                    UNREALIZED
                                               LOSSES       FAIR VALUE       LOSSES       FAIR VALUE
                                             -------------------------------------------------------
At December 31, 2005:                                             (IN THOUSANDS)
  U.S. Treasury securities and
     obligation of U.S. government
     corporations and agencies               $     (161)    $   16,555     $      (14)    $      421
  Debt securities issued by states of the
     U.S. and political subdivisions of
     the states                                    (275)        19,115           (181)         3,859
  Corporate securities/asset-backed
     securities                                 (40,814)     1,877,988         (4,706)       127,554
  Mortgage-backed securities                    (23,600)     1,551,825         (4,423)       109,028
                                             -------------------------------------------------------
Total                                        $  (64,850)    $3,465,483     $   (9,324)    $  240,862
                                             =======================================================

Preferred stocks                             $     (904)    $   59,072     $       --     $       --
                                             =======================================================
Common stocks, unaffiliated                  $   (1,558)    $    4,455     $       --     $       --
                                             =======================================================


Investments that are impaired at December 31, 2006 and 2005, for which an other-than temporary impairment has not been recognized, consist mainly of corporate debt securities and asset-backed securities. The impairment of these securities have been deemed as temporary due to the assigned rating and the typical fluctuations of these particular securities in the marketplace. The aggregated unrealized loss is approximately 1.76% and 1.99% of the amortized cost of these securities at December 31, 2006 and 2005, respectively. At December 31, 2006 there were a total of 719 securities held that are considered temporarily impaired, 335 of which have been impaired for 12 months or longer. At December 31, 2005 there were a total of 583 securities held that are considered temporarily impaired, 63 of which have been impaired for 12 months or longer.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

2. INVESTMENTS (CONTINUED)

A summary of the cost or amortized cost and fair value of the Company's debt securities at December 31, 2006, by contractual maturity, is as follows:

                                                       COST OR
                                                      AMORTIZED
                                                         COST        FAIR VALUE
                                                     --------------------------
                                                           (IN THOUSANDS)
Years to maturity:
  One or less                                        $    251,111   $   252,498
  After one through five                                1,851,618     1,878,707
  After five through ten                                1,778,808     1,772,965
  After ten                                             1,145,309     1,159,291
  Mortgage-backed securities                            2,351,872     2,338,116
                                                     --------------------------
Total                                                $  7,378,718   $ 7,401,577
                                                     ==========================

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2006 and 2005 were $2,179.3 million and $2,035.7 million; gross gains of $19.0 million and $21.5 million and gross losses of $35.1 million and $23.2 million were realized on these sales in 2006 and 2005, respectively.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred up to the IMR as follows for the years ended December 31:

                                                         2006          2005
                                                     --------------------------
                                                           (IN THOUSANDS)
Realized capital gains (losses)                      $     (6,912)  $      (614)
Less amount transferred to IMR (net of related
taxes of $8,940 in 2006 and $1,644 in 2005)               (16,602)      (3,053)
Less federal income taxes of realized capital gains        (3,814)       (1,577)
                                                     --------------------------
Net realized capital gains (losses)                  $     13,504   $     4,016
                                                     ==========================

                     Western-Southern Life Assurance Company

                Notes to Financial Statements (Statutory-Basis)

2. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investments in common stocks and non-affiliated common stock of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks, are as follows:

                                                GROSS       GROSS
                                              UNREALIZED  UNREALIZED     FAIR
                                      COST      GAINS       LOSSES       VALUE
                                    --------------------------------------------
                                                 (IN THOUSANDS)
At December 31, 2006:
    Preferred stocks                $405,926  $   5,956   $   (4,537)  $ 407,345

    Common stocks, unaffiliated     $ 26,670  $   1,406   $   (1,311)  $  26,765
    Common stocks of subsidiaries
       and affiliates                 44,090         --      (32,098)     11,992
                                    --------------------------------------------
                                    $ 70,760  $   1,406   $  (33,409)  $  38,757
                                    ============================================
At December 31, 2005:
    Preferred stocks                $172,225  $   3,023   $     (904)  $ 174,344

    Common stocks, unaffiliated     $ 23,976  $  12,497   $   (1,558)  $  34,915
    Common stocks of subsidiaries
      and affiliates                 115,969         --      (96,860)     19,109
                                    --------------------------------------------
                                    $139,945  $  12,497   $  (98,418)  $  54,024
                                    ============================================

Proceeds from sales of investments in equity securities during 2006 and 2005 were $239.8 million and $164.3 million, respectively. Gross gains of $7.8 million and $0.3 million and gross losses of $0.1 million and $0.5 million were realized on those sales in 2006 and 2005, respectively.

                     Western-Southern Life Assurance Company

                Notes to Financial Statements (Statutory-Basis)

2. INVESTMENTS (CONTINUED)

Net investment income consisted of the following for the years ended
December 31:

                                                2006         2005
                                             ------------------------
                                                  (IN THOUSANDS)

 Debt securities                             $  430,575   $   446,196
 Equity securities                               28,901        18,149
 Mortgage loans                                  28,129        34,364
 Policy loans                                     3,524         3,563
 Cash, cash equivalents and
  short-term investments                         (4,356)       (6,233)
 Other invested assets                              100         1,631
 Other                                           13,534          (281)
                                             ------------------------
Gross investment income                         500,407       497,389
Investment expenses                               4,220         5,385
                                             ------------------------
Net investment income                        $  496,187   $   492,004
                                             ========================

The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 39.1% of such mortgages, or $140.4 million, involved properties located in Ohio and Texas. Such investments consist of first mortgage liens on completed income producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $23.3 million. During 2006, the respective maximum and minimum lending rates for mortgage loans issued were 7.10% and 7.10% for city loans. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage does not exceed 80%.

At December 31, 2006, the Company's investments in mortgage loans were not subject to prior liens. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. During 2006, the Company did not reduce interest rates on any outstanding mortgages.

                     Western-Southern Life Assurance Company

                Notes to Financial Statements (Statutory-Basis)

3. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the fair value of financial instruments in the accompanying financial statements and notes thereto.

Fair values for cash, cash equivalents and short-term investments approximate cost.

Fair values for debt and equity securities are disclosed in Note 2.

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair market value of the related underlying collateral or carrying value of the loan. Carrying value of mortgage loans were $359.6 million and $367.9 million at December 31, 2006 and 2005, respectively. Fair values of mortgage loans were $399.0 million and $417.4 million at December 31, 2006 and 2005, respectively.

The fair values for the Company's liabilities under investment-type insurance contracts are estimated as the contracts' cash surrender values. Carrying value of liabilities under investment-type contracts are $7,425.0 million and $7,683.7 million at December 31, 2006 and 2005, respectively. Fair value of liabilities under investment-type contracts are $7,343.7 million and $7,569.1 million at December 31, 2006 and 2005, respectively.

The Company believes it is not practicable to estimate the fair value of policy loans. These assets, totaling $48.4 million and $48.5 million at December 31, 2006 and 2005, respectively, are carried at their aggregate unpaid principal balances. Estimation of the fair value is not practicable as the loans have no stated maturity and are an integral part of the related insurance contracts.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company's overall management of interest rate risk.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

4. RELATED PARTY TRANSACTIONS

The Company has no employees of its own and reimburses Western and Southern for management services and rent. Management services provided by Western and Southern amounted to $57.3 million and $51.5 million in 2006 and 2005, respectively. Rent expense was $4.8 million and $4.8 million in 2006 and 2005, respectively.

The Company made capital contributions of $8.0 million and $7.9 million to Touchstone Securities, Inc. during 2006 and 2005, respectively. Additionally, the Company paid commissions of $0.7 million and $0.8 million to Touchstone Securities, Inc. and commissions of $0.5 million and $0.4 million to Fort Washington Brokerage Services (FWBS) during 2006 and 2005, respectively.

The Company pays commissions to IFS for sales made on behalf of the Company. These commissions totaled $6.2 million and $6.4 million in 2006 and 2005, respectively.

At December 31, 2006, the Company had a promissory note receivable for $16.95 million bearing interest at 4.39% outstanding from Touchstone Advisors Constellation, a wholly-owned subsidiary. The note receivable was classified as debt on the balance sheet and has a maturity date of December 31, 2011.

The Company has entered into multiple reinsurance agreements with Western and Southern. See Note 5 for further description.

5. REINSURANCE

The Company has two modified coinsurance agreements with Western and Southern, whereby the Company cedes most of the universal life business issued (100% of certain universal life products). New universal life products are not covered under the remaining modified coinsurance agreements. Under the terms of the agreements, the Company retains the reserves and the related assets of this business. The Company also records, in its statements of operations, premiums less experience refunds, commissions, adjustments to reserves as specified in the agreement, benefits incurred and other related expenses of this business.

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The ceded insurance agreements provide the company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

5. REINSURANCE (CONTINUED)

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

                                                2006         2005
                                             -----------------------
                                                 (IN THOUSANDS)
Direct premiums                              $  925,464   $  958,422
Assumed premiums:
    Affiliated                                       --           --
    Non-affiliates                                   --           --
Ceded premiums:
    Affiliates                                  (90,852)     (92,887)
    Non-affiliates                               (4,364)      (3,661)
                                             -----------------------
Net premiums                                 $  830,248   $  861,874
                                             =======================

The Company's ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

                                                2006         2005
                                             -----------------------
                                                 (IN THOUSANDS)
Benefits paid or provided:
    Affiliated                               $  72,364    $   70,933
    Non-affiliates                               7,972         7,340
Policy and contract liabilities:
    Affiliated                                      --            --
    Non-affiliates                               9,283         8,905

In 2006 and 2005, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2006, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

6. FEDERAL INCOME TAXES

The reduction in capital and surplus at December 31, 2006, if all reinsurance ceded agreements were cancelled is $86.4 million.

The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a payable to Western and Southern in the amount of $0.4 million and $5.7 million as of December 31, 2006 and 2005, respectively.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2006 in the event of future net losses is $25.9 million and $33.9 million from 2006 and 2005, respectively.

The change in net deferred income taxes is comprised of the following:


                                                   DECEMBER 31
                                              2006            2005           CHANGE
                                          --------------------------------------------
                                                         (IN THOUSANDS)
Total deferred tax assets                 $     56,590   $       57,188   $      (598)
Total deferred tax liabilities                 (21,557)         (26,260)        4,703
                                          --------------------------------------------
Net deferred tax asset (liability)        $     35,033   $       30,928   $     4,105
                                          ==============================
Tax effect of unrealized gains (losses)                                        (3,920)
                                                                          ------------
Change in net deferred income taxes                                       $       185
                                                                          ============


Nonadmitted deferred tax assets increased (decreased) by $0 and $(2.7) million for the years ended December 31, 2006 and 2005, respectively.

Current income taxes incurred for the years ended December 31, consist of the following major components:


                                                              2006           2005
                                                         -----------------------------
                                                               (IN THOUSANDS)
Federal income tax expense on operating income           $       34,035   $    38,688
Federal income tax expense on capital gains                      (3,814)       (1,577)
Tax credits                                                      (4,353)       (3,161)
Prior year over (under) accrual                                  (1,423)         (433)
                                                         -----------------------------
Current income taxes incurred                            $       24,445   $    33,517
                                                         =============================


                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

6. FEDERAL INCOME TAXES (CONTINUED)

The main components of the deferred tax amount on December 31, are as follows:


                                                              2006           2005
                                                         -----------------------------
                                                                (IN THOUSANDS)
Deferred tax assets:
   Reserves                                              $       20,287   $    21,754
   Proxy deferred acquisition costs                              28,408        29,914
   Stocks/debt securities/short-term investments                  7,815         5,519
   Other                                                             80             1
                                                         -----------------------------
Total deferred tax assets                                        56,590        57,188

   Nonadmitted deferred tax assets                                   --            --
                                                         -----------------------------
Admitted deferred tax assets                                     56,590        57,188

Deferred tax liabilities:
   Stocks/debt securities/short-term investments                  7,088        10,445
   Deferred and uncollected premiums                              5,910         5,733
   Reserve weakening                                              7,584         8,805
   Other                                                            975         1,277
                                                         -----------------------------
Total deferred tax liabilities                                   21,557        26,260
                                                         -----------------------------
Net admitted deferred tax assets                         $       35,033   $    30,928
                                                         =============================


                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

6. FEDERAL INCOME TAXES (CONTINUED)

The Company's federal income tax expense differs from the amount obtained by applying the federal statutory rate of 35% to gain from operations before federal income tax expense and net realized capital gains. The significant differences for the year ended December 31, are as follows:


                                           2006                     2005
                                  ------------------------------------------------
                                   AMOUNT     TAX EFFECT    AMOUNT     TAX EFFECT
                                  ------------------------------------------------
                                                  (IN THOUSANDS)
Gain from operations before
   federal income tax expense     $ 105,916   $   37,070   $ 127,479   $   44,618
Book over tax reserves               (1,346)        (471)     (9,363)      (3,277)
Net deferred acquisition costs
     adjustment                        (534)        (187)      4,614        1,615
IMR amortization                     (1,861)        (652)     (4,913)      (1,719)
Accrued market discount              (9,178)      (3,212)     (9,411)      (3,294)
Dividends received deduction           (343)        (120)       (890)        (312)
Non qualified pension                 2,378          832      (1,798)        (629)
Other                                 2,213          775       4,820        1,686
                                  ------------------------------------------------
Taxable income                    $  97,245   $   34,035   $ 110,538   $   38,688
                                  ================================================


7. REGULATORY MATTERS

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2006 and 2005, the Company exceeded the minimum risk-based capital standards.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of ten percent of statutory surplus or statutory net income as of the preceding December 31, but only to the extent of earned surplus as of proceeding December 31. In 2007, the Company has $91.2 million available for payment of dividends to Western and Southern based on net income of $91.2 million for the year ended December 31, 2006.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

8. COMMITMENTS AND CONTINGENCIES

The Company is named as a defendant in various legal actions arising in the ordinary course of the Company business. The Company believes the resolution of these actions will not have a material effect on the Company's financial position.

9. ANNUITY RESERVES

At December 31, 2006, the Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                                  AMOUNT          PERCENT
                                                               --------------   ------------
                                                               (IN THOUSANDS)
Subject to discretionary withdrawal:
   With market value adjustment                                $        7,603           0.1%
   At book value less current surrender charge of 5% or more:       3,717,076          55.7
   At fair value                                                      110,312           1.7
                                                               -----------------------------
   Total with adjustment or at market value                         3,834,991          57.5
   At book value without adjustment (with minimal or no
   charge or adjustment)                                            2,525,586          37.9
Not subject to discretionary withdrawal *                             308,236           4.6
                                                               --------------     ----------
Total net annuity reserves and deposit fund liabilities        $    6,668,813         100.0%
                                                               ==============     ==========


* Amount is net of $123 thousand of reserves ceded through a reinsurance agreement.

The net annuity reserves and deposit fund liabilities shown above are included in "policy reserves" in the 2006 balance sheet.

Interest changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company's management constantly monitors interest rates with respect to a spectrum of duration and sells annuities that permit flexible responses to interest rate changes as part of the Company's management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

10. SEPARATE ACCOUNTS

Separate accounts held by the Company represent primarily funds, which are administered for variable annuity contracts and market value adjusted annuity contracts.

The variable annuity contracts held by the Company do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder. The assets consist of mutual funds and are carried at market value.

The market value adjusted annuity contracts are guaranteed return contracts. The guaranteed rate options are sold as a fixed annuity product with guarantee rates based on the guarantee period selected by the policyholder. The cash surrender values are the guaranteed cash value plus a market value adjustment that can be positive or negative. The market value adjustment is based on the U.S. swap rate at issue and at surrender.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:


                                                                   NONINDEXED
                                                                   GUARANTEED       NONGUARANTEED
                                                                LESS THAN / EQUAL     SEPARATE
                                                                      TO 4%           ACCOUNTS        TOTAL
                                                                ---------------------------------------------
                                                                               (IN THOUSANDS)
Premiums, deposits and other considerations                     $              --   $       6,629   $   6,629
                                                                =============================================
Reserves for separate accounts with assets at fair value        $           7,603   $     110,312   $ 117,915
                                                                =============================================
Reserves for separate accounts by withdrawal characteristics:
   Subject to discretionary withdrawal (with adjustment):
        With market value adjustment                            $           7,603   $          --   $   7,603
        At book value without market value adjustment and
          with current surrender charge of 5% or more                          --              --          --
        At fair value                                                          --         110,312     110,312
        At book value without market value adjustment and
          with current surrender charge of less than 5%                        --              --          --
                                                                ---------------------------------------------
     Subtotal                                                               7,603         110,312     117,915
     Not subject to discretionary withdrawal                                   --              --          --
                                                                ---------------------------------------------
Total separate accounts liabilities                             $           7,603   $     110,312   $ 117,915
                                                                =============================================


                     Western-Southern Life Assurance Company

                 Notes to Financial Statements (Statutory-Basis)

10. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:


                                                                                     2006
                                                                                ---------------
                                                                                (IN THOUSANDS)
Transfers as reported in the Summary of Operations
    of the Separate Accounts Statement:
   Transfers to Separate Accounts                                               $        6,629
   Transfers from Separate Accounts                                                    (28,795)
                                                                                ---------------
Net transfers to (from) separate accounts                                              (22,166)

Reconciling adjustments:
   Other account adjustments                                                               431
   Fees associated with charges for investment management, administration,
   and contract guarantees                                                                  31
                                                                                ---------------
Transfers as reported in the Summary of Operations of the Company               $      (21,704)
                                                                                ===============


11. PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2006 were as follows:

                                                            NET OF
                                                GROSS      LOADING
                                               ---------------------
                                                  (IN THOUSANDS)
Ordinary new business                          $  2,434    $    521
Ordinary renewal                                 10,728      16,365
                                               ---------------------

Total                                          $ 13,162    $ 16,886
                                               =====================